EXHIBIT 10(g)


                          EXPENSE ALLOCATION AGREEMENT


          Agreement entered into as of the 1st day of January 1991 by and between SCOR U.S. Corporation, a Delaware corporation ("SCOR U.S."), Scor Reinsurance Company, a New York domestic reinsurer ("Scor Re"), Scor Services, Inc., a Delaware corporation, ("SSI"), Bind, Inc., a Texas domestic reinsurance intermediary ("Bind"), The Unity Fire and General Insurance Company, a New York domestic reinsurer ("Unity"), and General Security Assurance Corporation of New York, a New York domestic reinsurer ("General Security").

          WHEREAS, on July 3, 1990, Rockleigh Management
     Corporation ("Rockleigh") was merged into SCOR U.S.; and

          WHEREAS, prior to such merger, Rockleigh owned 100% of the stock of Unity and General Security; and

          WHEREAS, prior to such merger, SCOR U.S. owned 100% of the stock of Scor Re; and

          WHEREAS, as a result of such merger, SCOR U.S. now owns
     100% of the stock of each of Scor Re, Unity and General Security; and
          WHEREAS, SSI is a wholly-owned subsidiary of SCOR U.S.
     and Bind is a wholly-owned subsidiary of SSI; and

          WHEREAS, there is currently an Expense Allocation
     Agreement between SCOR U.S. and Scor Re, and

          WHEREAS, SCOR U.S. now desires to include SSI and Bind under its Expense Allocation Agreement; and

          WHEREAS, there is currently an Expense Allocation
     Agreement between SCOR U.S., (as successor to Rockleigh) and Unity and General Security; and

          WHEREAS, SCOR U.S., Scor Re, SSI, Bind, Unity and General Security (collectively referred to as the "Companies") desire to enter into one agreement providing for the exchange of services between each other; and WHEREAS, the Companies are willing to reimburse each other for their allocated share of such services;

          NOW, THEREFORE, the Companies in consideration of the mutual premises contained herein, hereby agree as follows:

     1.a. The Companies agree that their personnel, including officers, will act for and on behalf of the other parties on an as needed basis in the same capacity as they act for and on behalf of each such company, subject to the supervision, standards, and guidelines established by the Board of Directors of the respective parties to this Agreement.

     b. SCOR U.S., Scor Re, and Unity (Bind, General Security and SSI having no employees of their own) agree to make their employees available to each other to act for and on behalf of the Companies subject to the supervision, standards, and guidelines established by the Board of Directors of the respective parties to this Agreement.



     c. Services to be provided by such personnel and employees will include those indicated on Exhibit I annexed hereto and made a part hereof and such other services as may be necessary and proper to conduct the business and operations of the Companies.

     2. The Companies each mutually agree to reimburse the other for the costs and expenses incurred in providing all services rendered pursuant to this Agreement and in accordance with Section 1505(a) of the New York Insurance Law.

     3. The total costs and expenses for the services provided will be allocated to the Companies based on actual costs and utilizing the applicable bases. Such bases will include, but are not limited to, time records, base compensation, head count, direct costs for compensation and benefits of employees of each of the Companies, rent, leasehold improvements, floor space, fixed assets, property taxes, disk storage space and the actual number of terminals and workstations. Such costs and expense shall be allocatedon an equitable basis in conformity with customary insurance accounting practices, however, in no event will such allocations exceed the costs and expenses each of the Companies would have incurred in providing the services individually.

     4. Specifically, compensation for services rendered by the Companies shall be based on the following:

     a. for personnel - such personnel's monthly compensation, including salary, payroll taxes, social security taxes and fringe benefits based on the time spent rendering such services.

     b. for office space - the pro rata share of the actual monthly charges for the space based on actual square footage, property taxes, fixed assets and utilities usage.

     c. for data processing - actual costs based on the number of workstations and terminals and disc storage space.

     5. SCOR U.S. will prepare and deliver to each of the Companies within 30 days from the end of each month a monthly statement of the services provided, the allocation of costs and expenses related thereto for each of the Companies and the amounts due from any of the Companies to another, and the companies will remit any amounts due not later than 45 days after the end of the month. All statements rendered to the Companies shall be accompanied by sufficient documentation to meet the requirements of Section 1217 of the New York Insurance Law.


     The basis for such cost expense reimbursement shall be reviewed on a quarterly basis in accordance with review procedures established by the audit committees of the Board of Directors of the Companies, and the results of such reviews shall be reported to the Board of Directors.

     6.a. The parties hereto agree to keep records, in such format as is in compliance with new York Insurance Department Regulation No. 30 (11 NYCRR Parts 105-109) and as may be mutually agreed upon, of all time spent and actual costs and expenses incurred in providing the services pursuant to this Agreement.


     b. The separate books, accounts and records of each party to this Agreement shall be so maintained as to clearly and accurately disclose the nature and details of each transaction undertaken, including such accounting information as is necessary to support the reasonableness of the reimbursements made hereunder, and shall be sufficient detail to meet the requirements of statutory examinations conducted by the New York Insurance Department.

     c. The Companies will have the right to audit and review such books, accounts and records at any time upon reasonable notice and during regular business hours. Upon completion of such review, the allocations may, if necessary, be revised to satisfy the requirements of Section 1505(a) of the New York Insurance Law and New York Insurance Department Regulation No.30 (11 NYCRR Parts 105-109).

     7. All books and records established by the Companies in connection with the providing of services and office space, as provided for under this Agreement shall at all times, remain the property of the company establishing such records.

     8. The parties agree that each may, at any time, demand and receive copies of any and all documents, materials, papers, books and records of any kind, pertaining to the services pursuant to this Agreement. If any regulatory body shall request any records or data of any kind relating to either of the parties under this Agreement, the parties agree that such shall be made available.


     9. All books, records, files, securities and other documents of the Companies shall be separately kept and maintained for each individual company; and each company shall be managed as to maintain their separate operating identities.

     10. Any controversy or claim arising out of or relating to this Agreement or the breach thereof, shall be settled by arbitration in New York City in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having competent jurisdiction.

     11. This Agreement shall remain in effect with respect to each party until terminated by any party by giving at least 30 days prior written notice mailed to the other parties by certified or registered mail, return receipt requested, upon expiration of such notice period this Agreement will terminate with respect to the party giving such notice.

     12. This Agreement may not be assigned by any party without the prior written consent of the other parties hereto and the Superintendent of Insurance of the State of New York.

     13. Any amendment or modification of this Agreement shall be in writing, signed by the parties and no such amendment or modification shall be executed without the prior approval of the Superintendent of Insurance of the State of New York.

     14. All of the terms of this Agreement, whether so expressed or not, shall be binding upon the respective personal representatives, successors and assigns of the parties hereof and shall inure to the benefit of and be enforceable by the parties hereto and their respective personal representatives, successors and assigns.


     15. All of the terms, provisions and conditions of this Agreement shall be construed according to the laws of the State of New York.

     16. If any provision of this Agreement shall be held invalid or in conflict with the laws of any state, this Agreement shall be deemed amended to comply with the minimum requirements of such laws without affecting the remaining provisions of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be affixed hereto on the dates executed as indicated below.

                                   SCOR U.S. CORPORATION


                                   By:
                                   Jerome Karter
                                   Executive Vice President
     Date:

     ATTEST:
     Maxine H. Verne
     Vice President, Associate General
     Counsel and Assistant Secretary

     (SEAL)

                                   SCOR REINSURANCE COMPANY
                                   By:
                                        John T. Andrews, Jr.
                                        Senior Vice President, General
                                        Counsel and Secretary
     Date:

     ATTEST:
     Maxine H. Verne
     Vice President, Associate General
     Counsel and Assistant Secretary

     (SEAL)

                         THE UNITY FIRE AND GENERAL INSURANCE COMPANY
                                   By:
                                        John T. Andrews, Jr.
                                        Senior Vice President, General
                                        Counsel and Secretary
     Date:

     ATTEST:
     Maxine H. Verne
     Vice President, Associate General
     Counsel and Assistant Secretary

     (SEAL)

                    GENERAL SECURITY ASSURANCE CORPORATION OF NEW YORK
                                        By:
                                        John T. Andrews, Jr.
                                        Senior Vice President, General
                                        Counsel and Secretary


     Date:

     ATTEST:
     Maxine H. Verne
     Vice President, Associate General
     Counsel and Assistant Secretary

     (SEAL)

                                        BIND, INC.

                                        By:
                                        John T. Andrews, Jr.
                                        Senior Vice President, General
                                        Counsel and Secretary

     Date:

     ATTEST:
     Maxine H. Verne
     Vice President, Associate General
     Counsel and Assistant Secretary

     (SEAL)
                                        SCOR SERVICES, INC.
                                        By:
                                        John T. Andrews, Jr.
                                        Senior Vice President, General
                                        Counsel and Secretary
     Date:

     ATTEST:
     Maxine H. Verne
     Vice President, Associate General
     Counsel and Assistant Secretary

     (SEAL)


                                                              Exhibit I

                                      Services


       Services                  Provided by                  To
       ---------------------------------------------------------

       Accounting/               SCOR U.S.          Bind
       Financial Management                         General Security
                                                    Scor Re
                                                    SSI
                                                    Unity

                                 Scor Re            General Security
                                                    Unity

                                 Unity              Scor Re
       --------------------------------------------------------

       Actuarial                 SCOR U.S.          General Security
                                                    Scor Re
                                                    Unity
       --------------------------------------------------------

       Claims                    Scor Re            General Security
                                                    Unity

                                 Unity              Scor Re


       Data Processing           Scor Re            Bind
                                                    General Security
                                                    SCOR U.S.
                                                    SSI
                                                    Unity

                                 Unity              Scor Re
       ------------------------------------------------------------
       Human Resources           SCOR U.S.          Bind
                                                    General Security
                                                    Scor Re
                                                    SSI
                                                    Unity
       ------------------------------------------------------------

       Investment Management     SCOR U.S.          Bind
                                                    General Security
                                                    Scor Re
                                                    SSI
                                                    Unity
       Services                  Provided by                  To
       --------------------------------------------------------------------

       Legal                     SCOR U.S.          Bind
                                                    General Security
                                                    Scor Re
                                                    SSI
                                                    Unity
       ------------------------------------------------------------------



       Services                  Provided by                  To
       ---------------------------------------------------------


       Marketing                 SCOR U.S.          Bind
                                                    General Security
                                                    Scor Re
                                                    SSI
                                                    Unity
       ------------------------------------------------------------------
       Office Space              Scor Re            SCOR U.S.

       Treasury                  SCOR U.S.          Bind
                                                    General Security
                                                    Scor Re
                                                    SSI
                                                    Unity



                                                    EXHIBIT 10(g)

                           AMENDMENT TO EXPENSE AGREEMENT


            This Amendment to Agreement made this 11th day of December, 1992, by and between SCOR U.S. Corporation ("SCOR U.S."); SCOR Reinsurance Company; SCOR Services, Inc.; Bind, Inc.; General Assurance Corporation of New York; The Unity Fire and General Insurance Company , NARG, Inc. (collectively, the "Companies") is intended to amend the Expense Allocation Agreement dated January 1, 1991, (" Agreement") between the above-named parties.

            WHEREAS, subsequent to the date of the Agreement, SCOR U.S. acquired all of the capital stock of Morgard, Inc. ("Morgard"), effective as of February 21, 1992; and

            WHEREAS, all of the oustanding capital stock of the International Insurance Company of Takoma Park, Maryland ("IIC"), was acquired by SCOR Reinsurance Company, a wholly-owned subsidiary of SCOR U.S., effective December 4, 1992; and

            WHEREAS, SCOR U.S., on the one hand, and Morgard and IIC, on the other hand, desire that Morgard and IIC each become a party to the Agreement, effective as of the respective dates of acquisition; and

            WHEREAS, SCOR U.S. on the one hand, and Southwest International Reinsurance Company ("SIRCO") a subsidiary of SCOR U.S., on the other hand, desire that SIRCO become a party to this Agreement effective January 1, 1993; and

            WHEREAS, the parties desire to amend the Agreement to reflect the aforesaid and to include Morgard, IIC and SIRCO as parties to the Agreement.

            NOW, THEREFORE, in consideration of the premises and covenants set forth herein, the parties hereto agree that the Agreement shall be amended as follows:

                 1. That, for the purposes of this Amendment to Agreement, the term "Companies" shall include Morgard, IIC and SIRCO effective as of February 21, 1992, December 4, 1992 and January 1, 1993 respectively.

                 2.   That, for the purposes of this Amendment to Agreement,
       Section 1.b of the Agreement is hereby amended in its entirety to read as follows:

                 "b. SCOR U.S., SCOR Re, General Security and Morgard, Inc. (Bind, Unity, SSI, IIC and SIRCO having no employees of their own), agree to make their employees available to each other to act for and on behalf of the Companies subject to the supervision, standards, and guidelines established by the Board of Directors of the respective parties to this Agreement."

                 3.   That, for the purposes of this Amendment to Agreement,
       Exhibit I to the Agreement is hereby amended in its entirety to be substantially in the form attached hereto as Exhibit A.


                 4. That, aside from the foregoing, the Agreement shall continue to be binding upon the parties with regard to all the provisions contained therein.
            IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to Expense Agreement to be executed the day and year first-above written.
                                               SCOR U.S. CORPORATION

       Maxine H. Verne                         William K. Lowry, Jr.
       Assistant Secretary                     Senior Vice President

                                               SCOR REINSURANCE COMPANY

       Maxine H. Verne                         William K. Lowry, Jr.
       Assistant Secretary                     Senior Vice President

                                               SCOR SERVICES, INC.

       Maxine H. Verne                         John T. Andrews, Jr.
       Assistant Secretary                     Senior Vice President





                                               BIND, INC.

       Maxine H. Verne                         John T. Andrews, Jr.
       Assistant Secretary                     Senior Vice President

                                THE UNITY FIRE AND GENERAL INSURANCE COMPANY


       Maxine H. Verne                         John T. Andrews, Jr.
       Assistant Secretary                     Senior Vice President


                                               NARG, INC.


       Maxine H. Verne                         John T. Andrews, Jr.
       Assistant Secretary                     Senior Vice President

                                               MORGARD, INC.


       Mark A. Welshons                        Phillip L. Chapman
       Assistant Secretary                     President

       THE INTERNATIONAL INSURANCE COMPANY OF TAKOMA PARK, MARYLAND

       Mark A. Welshons                        John T. Andrews, Jr.
       Assistant Secretary                     Senior Vice President


                           SOUTHWEST INTERNATIONAL REINSURANCE COMPANY

       Maxine H. Verne                         John T. Andrews, Jr.
       Assistant Secretary                     Senior Vice President


                           THE UNITY FIRE AND GENERAL INSURANCE COMPANY

       Maxine H. Verne                         John T. Andrews, Jr.
       Assistant Secretary                     Senior Vice President

                 GENERAL SECURITY ASSURANCE CORPORATION OF NEW YORK

       Maxine H. Verne                         John T. Andrews, Jr.
       Assistant Secretary                     Senior Vice President

                                               NARG, INC.

       Maxine H. Verne                         John T. Andrews, Jr.
       Assistant Secretary                     Senior Vice President

                                               MORGARD, INC.

       Maxine H. Verne                         Richard T. Harris
       Assistant Secretary                     President


                                                              Exhibit I

                                      Services

       Services                 Provided by              To
       -----------------------------------------------------------
       Investment Management    SCOR U.S.                Bind
                                                         General Security
                                                         SCOR Re
                                                         SSI
                                                         Unity
                                                         Morgard
                                                         IIC
                                                         SIRCO

       ------------------------------------------------------------
       Legal                    SCOR U.S.                Bind
                                                         General Security
                                                         SCOR Re
                                                         SSI
                                                         Unity
                                                    `    Morgard
                                                         IIC
                                                         SIRCO

       ------------------------------------------------------------
       Marketing                SCOR U.S.                Bind
                                                         General Security
                                                         SCOR Re
                                                         SSI
                                                         Unity
                                                         Morgard
                                                         IIC
                                                         SIRCO
       ------------------------------------------------------------
       Office Space             SCOR Re                  SCOR U.S.
       ------------------------------------------------------------
       Treasury                 SCOR U.S.                Bind
                                                         General Security
                                                         SCOR Re
                                                         SSI
                                                         Unity
                                                         Morgard
                                                         IIC
                                                         SIRCO



                                                         EXHIBIT 10(g)

                        AMENDMENT NO. 2 TO EXPENSE AGREEMENT


            This Amendment No. 2 to Expense Allocation Agreement made this 5th day of May, 1994, by and between SCOR U.S. Corporation ("SCOR U.S."); SCOR Reinsurance Company; SCOR Services, Inc.; Bind, Inc.; California Reinsurance Management Corporation; The International Insurance Company of Takoma Park, Maryland, now known as General Security Insurance Company; Southwest International Reinsurance Company, now known as General Security Indemnity Company; The Unity Fire and General Insurance Company and NARG, Inc.(collectively, the "Companies") is intended to amend the Expense Allocation Agreement dated January 1, 1991, as amended December 11th, 1992 ("Amended Agreement") between the above-named parties.

            WHEREAS, effective January 1, 1994 General Security Assurance Corporation of New York ("GSANY"), an original party to the Amended Agreement, was merged with and into SCOR Reinsurance Company; and,

            WHEREAS, effective January 12, 1993 the charter of the International Insurance Company of Takoma Park, Maryland was amended to change the name of the company to General Security Insurance Company and such amendment was approved by and filed with the Commissioner of Insurance of the State of Maryland; and,

            WHEREAS, effective August 30, 1993 the charter of Southwest International Reinsurance Company was amended to change the name of the company to General Security Indemnity Company, which amendment was approved by and filed with the Superintendent of Insurance of the State of New York; and

            WHEREAS, SCOR U.S. and its subsidiary, California Reinsurance Management Corporation ("Cal Re"), each desire that Cal Re become a party to the Amended Agreement effective April 1, 1994; and

            WHEREAS, the parties now desire to amend the Amended Agreement to reflect the aforesaid and to include Cal Re, as a party to the Amended Agreement.

            NOW, THEREFORE, in consideration of the premises and covenants set forth herein, the parties hereto agree that the Amended Agreement shall be amended as follows:

                 4. That any and all references in the Amended Agreement to GSANY shall be deleted in their entirety; and, that any all references to International Insurance Company of Takoma Park, Maryland ("IIC") shall be changed to and shall read as General Security Insurance Company ("GSIC"); and that any and all references to Southwest International Reinsurance Company ("SIRCO") shall be changed to and shall read as General Security Indemnity Company ("GSInd").

                 2. That effective April 1, 1994 the term "Companies" shall include Cal Re.

                 3. That Section 1.b. of the Amended Agreement is hereby amended in its entirety to read as follows:


                 "b. SCOR U.S., SCOR Re, Cal Re and Morgard, Inc. (Bind, Unity, SSI, GSIC and GSInd having no employees of their own), agree to make their employees available to each other to act for and on behalf of the Companies subject to the supervision, standards, and guidelines established by the Board of Directors of the respective parties to this Agreement."

                 5. That Exhibit I to the Amended Agreement is hereby amended in its entirety to be substantially in the form attached hereto as Exhibit A.

                 6. That, aside from the foregoing, the Amended Agreement shall continue to be binding upon the parties with regard to all the provisions contained therein.

                 IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. to Expense Agreement to be executed the day and year first-above written.


                                             SCOR U.S. CORPORATION



     Maxine H. Verne                         Jeffrey D. Cropsey
     Assistant Secretary                     Senior Vice President


                                             SCOR REINSURANCE COMPANY



     Maxine H. Verne                         Jeffrey D. Cropsey
     Assistant Secretary                     Senior Vice President


                                             SCOR SERVICES, INC.



     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                             BIND, INC.



     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                               THE UNITY FIRE AND GENERAL INSURANCE COMPANY



     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                             NARG, INC.



     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                             MORGARD, INC.



     Mark A. Welshons                        Phillip L. Chapman
     Assistant Secretary                     President


                                         GENERAL SECURITY INSURANCE COMPANY



     Mark A. Welshons                        John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                         GENERAL SECURITY INDEMNITY COMPANY



     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                                            Exhibit I

                                    Services

     Services                  Provided by        To
     ------------------------------------------------------------

     Accounting/               SCOR U.S.          Bind
     Financial Management                         Cal Re
                                                  GSIC
                                                  Morgard
                                                  GSInd
                                                  SCOR Re
                                                  SSI
                                                  UCA
                                                  Unity
     ------------------------------------------------------------

     Actuarial                 SCOR U.S.          GSIC
                                                  GSInd
                                                  SCOR Re
                                                  Unity
     ------------------------------------------------------------

     Claims                    SCOR Re            Cal Re
                                                  GSIC
                                                  GSInd
                                                  Unity
     ------------------------------------------------------------

     Data Processing           SCOR Re            Bind
                                                  GSIC
                                                  GSInd
                                                  SCOR U.S.
                                                  SSI
                                                  Unity
     ------------------------------------------------------------

     Human Resources           SCOR Re            Bind
                                                  Cal Re
                                                  GSIC
                                                  GSInd
                                                  Morgard
                                                  SCOR Re
                                                  SSI
     ------------------------------------------------------------

     Investment Management     SCOR U.S.          Bind
                                                  Cal Re
                                                  GSIC
                                                  GSInd
                                                  Morgard
                                                  SCOR Re
                                                  SSI
                                                  Unity


                                    Services

     Services                  Provided by        To
     ------------------------------------------------------------

     Legal                     SCOR U.S.          Bind
                                                  Cal Re
                                                  GSIC
                                                  GSInd
                                                  Morgard
                                                  SCOR Re
                                                  SSI
                                                  Unity
     ------------------------------------------------------------

     Marketing                 SCOR U.S.          Bind
                                                  GSIC
                                                  GSInd
                                                  Morgard
                                                  SCOR Re
                                                  SSI
                                                  Unity

     ------------------------------------------------------------

     Office Space              SCOR Re            SCOR U.S.

     ------------------------------------------------------------

     Treasury                  SCOR U.S.          Bind
                                                  GSIC
                                                  GSInd
                                                  SCOR U.S.
                                                  SSI
                                                  Unity

     ------------------------------------------------------------




                                                       EXHIBIT 10(g)


                      AMENDMENT NO. 3 TO EXPENSE AGREEMENT


          This Amendment No. 3 to Expense Allocation Agreement made this 6th day of January, 1995, by and between SCOR U.S. Corporation ("SCOR U.S."); SCOR Reinsurance Company; SCOR Services, Inc.; Bind, Inc.; California Reinsurance Management Corporation; The International Insurance Company of Takoma Park, Maryland, now known as General Security Insurance Company; Southwest International Reinsurance Company, now known as General Security Indemnity Company; The Unity Fire and General Insurance Company , NARG, Inc. and Unistrat Corporation of America (collectively, the "Companies") is intended to amend the Expense Allocation Agreement dated January 1, 1991, as amended December 11th, 1992 and May 5, 1994 ("Amended Agreement").

          WHEREAS, effective January 1, 1995 SCOR U.S. intends to transfer all of its employees to SCOR Reinsurance Company and shall thereafter have no employees of its own; and,

          WHEREAS, Unistrat Corporation of America ("UCA") is an affiliate of SCOR U.S.; and,

          WHEREAS UCA is a managing general agent for certain subsidiaries of SCOR U.S.; and,

          WHEREAS, SCOR U.S. and UCA each desire that SCOR U.S. and its subsidiaries provide certain services to UCA pursuant to the Amended Agreement effective January 1, 1995; and

          WHEREAS, the parties now desire to amend the Amended Agreement to reflect the aforesaid and to include UCA, as a party to the Amended Agreement.

          NOW, THEREFORE, in consideration of the premises and covenants set forth herein, the parties hereto agree that the Amended Agreement shall be amended as follows:

               1. That effective January 1, 1995 the term "Companies" shall include UCA.

               3. That Section 1.b. of the Amended Agreement is hereby amended in its entirety to read as follows:

               "b. SCOR Re, Cal Re and Morgard, Inc. (SCOR U.S. Bind, Unity, SSI, GSIC and GSInd having no employees of their own), agree to make their employees available to each other to act for and on behalf of the Companies subject to the supervision, standards, and guidelines established by the Board of Directors of the respective parties; and agree to make clerical and administrative employees available to UCA, subject to the supervision, standards, and guidelines established by the Board of Directors of the respective parties hereto."


               2. That Exhibit I to the Amended Agreement is hereby amended in its entirety to be substantially in the form attached hereto as Exhibit A.

               3. That, aside from the foregoing, the Amended Agreement shall continue to be binding upon the parties with regard to all the provisions contained therein.

          IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to Expense Agreement to be executed the day and year first-above written.



                                             SCOR U.S. CORPORATION



     Maxine H. Verne                         Jeffrey D. Cropsey
     Assistant Secretary                     Senior Vice President


                                             SCOR REINSURANCE COMPANY



     Maxine H. Verne                         Jeffrey D. Cropsey
     Assistant Secretary                     Senior Vice President


                                             SCOR SERVICES, INC.



     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                             BIND, INC.



     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                               THE UNITY FIRE AND GENERAL INSURANCE COMPANY



     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                             NARG, INC.



     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President



                                             MORGARD, INC.



     Mark A. Welshons                        Phillip L. Chapman
     Assistant Secretary                     President


                                         GENERAL SECURITY INSURANCE COMPANY



     Mark A. Welshons                        John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                         GENERAL SECURITY INDEMNITY COMPANY



     Maxine H. Verne                         John T. Andrews, Jr.
     Assistant Secretary                     Senior Vice President


                                            UNISTRAT CORPORATION OF AMERICA




     Secretary                               Senior Vice President


                                                       Exhibit I

                                    Services

     Services                  Provided by        To
     ------------------------------------------------------------
     Accounting/               SCOR Re            Bind
     Financial Management                         Cal Re
                                                  GSIC
                                                  Morgard
                                                  GSInd
                                                  SCOR U.S.
                                                  SSI
                                                  UCA
                                                  Unity

     ------------------------------------------------------------
     Actuarial                 SCOR Re            GSIC
                                                  GSInd
                                                  Scor U.S.
                                                  UCA
                                                  Unity

     ------------------------------------------------------------
     Claims                    SCOR Re            Cal Re
                                                  GSIC
                                                  GSInd
                                                  UCA
                                                  Unity
     ------------------------------------------------------------
     Data Processing           SCOR Re            Bind
                                                  GSIC
                                                  GSInd
                                                  SCOR U.S.
                                                  SSI
                                                  UCA
                                                  Unity
     ------------------------------------------------------------
     Human Resources           SCOR Re            Bind
                                                  Cal Re
                                                  GSIC
                                                  GSInd
                                                  Morgard
                                                  SCOR U.S.
                                                  SSI
                                                  UCA
     ------------------------------------------------------------
     Investment Management      SCOR Re           Bind
                                                  Cal Re
                                                  GSIC
                                                  GSInd
                                                  Morgard
                                                  SCOR U.S.
                                                  SSI
                                                  Unity
                                                  UCA



                                    Services

     Services                  Provided by        To

     ------------------------------------------------------------
     Legal                     SCOR Re            Bind
                                                  Cal Re
                                                  GSIC
                                                  GSInd
                                                  Morgard
                                                  SCOR U.S.
                                                  SSI
                                                  Unity
                                                  UCA

     ------------------------------------------------------------
     Marketing                 SCOR Re            Bind
                                                  GSIC
                                                  GSInd
                                                  Morgard
                                                  SCOR U.S.
                                                  SSI
                                                  Unity
                                                  UCA
     ------------------------------------------------------------

     Office Space              SCOR U.S.          Cal Re
                                                  Morgard
                                                  SCOR Re
                                                  UCA
     ------------------------------------------------------------

     Treasury                  SCOR Re            Bind
                                                  GSIC
                                                  GSInd
                                                  SCOR U.S.
                                                  SSI
                                                  UCA
                                                  Unity
     ------------------------------------------------------------